SHORT-TERM INVESTMENTS (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Jun. 30, 2020
Short-term Investments [Abstract]
Cost or Amortized cost	$ 340,904	$ 324,949
Gross unrecognized gains	0	0
Gross unrecognized losses	0	0
Fair value	$ 340,904	$ 324,949